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                                   UAM FUNDS
                       FUNDS FOR THE INFORMED INVESTOR SM

                           SIRACH GROWTH II PORTFOLIO

                           INSTITUTIONAL CLASS SHARES

                         SUPPLEMENT DATED JULY 20, 2001
                    TO THE PROSPECTUS DATED AUGUST 28, 2000

    The section entitled "What Is the Fund's Objective?" should be deleted in its entirety and replaced with the following:

What is the Fund's Objective?
-----------------------------

    The fund seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential. The fund may change its objective without shareholder approval.

    The section entitled "What Are the Fund's Principal Investment Strategies?" should be deleted in its entirety and replaced with the following:

What Are the Fund's Principal Investment Strategies?
----------------------------------------------------

    The fund normally seeks to achieve its objective by investing primarily in common stocks of companies of all sizes. While the fund mainly invests in common stocks, it may also invest in other types of equity securities.

    The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

    The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The adviser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

    Normally, the fund expects that cash reserves will represent less than 20% of its assets.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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